UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 1, 2016

THE FIRST BANCORP, INC.
(Exact name of Registrant as specified in charter)

MAINE
(State or other jurisdiction of incorporation)

0-26589	01-0404322
(Commission file number)	(IRS employer identification no.)

Main Street, Damariscotta, Maine	04543
(Address of principal executive offices)	(Zip Code)

(207) 563-3195
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is
intended to simultaneously satisfy the filing obligations
of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement Page 1

Item 9.01 Financial Statements and Exhibits Page 2

Signatures                       Page 3

Exhibit Index                 Page 4

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On January 1, 2016, the Company’s wholly owned banking subsidiary, The First, N.A. (the Bank), entered into Split Dollar Agreements (the Agreements) with certain Directors under a Director Split Dollar Insurance Plan adopted on January 1, 2016. These Agreements are related to single-premium life insurance policies issued on the lives of the Directors which are subject to the terms of the Agreements. The Bank is the owner of each policy, and each Director has the right to designate a beneficiary to receive a death benefit from one or more of the policies insuring the Director’s life. The Agreements provide that any proceeds in excess of the death benefit will be paid to the Bank. The Agreements were entered into with Directors Boyd, Gregory, Russell, Rosborough, Smith, Soule, and Tindal. The amount of the death benefit for each Director is $50,000. A copy of the Director Split Dollar Insurance Plan and a specimen Split Dollar Agreement for the Directors is filed herewith as Exhibit 10.1.

On January 1, 2016, the Bank entered into similar Agreements with certain key Executives of the Bank under an Executive Split Dollar Insurance Plan adopted on January 1, 2016. These Agreements are related to single-premium life insurance policies issued on the lives of the Executives which are subject to the terms of the Agreements. The Bank is the owner of each policy, and each Executive has the right to designate a beneficiary to receive a death benefit from one or more of the policies insuring the Executive’s life. The Agreements provide that any proceeds in excess of the death benefit will be paid to the Bank. The covered Executives are President McKim and Executive Vice Presidents Elder, Norton, Parady, Plummer, Tolman and Wootton. The amount of the death benefit for each Executive is $150,000. A copy of the Executive Split Dollar Insurance Plan and a specimen Split Dollar Agreement for the Executives is filed herewith as Exhibit 10.2.

The economic values of the Named Executive Officers’ portion of the policies provided under the Executive Split Dollar Insurance Plan were disclosed in the Company’s 2016 and 2017 Definitive Proxy Statements filed on March 11, 2016 and March 10, 2017, respectively.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.
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The following Exhibits are being furnished herewith:

10.1 Director Split Dollar Insurance Plan and Specimen Agreement dated January 1, 2016.

10.2 Executive Split Dollar Insurance Plan and Specimen Agreement dated January 1, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST BANCORP, INC.

By: /s/ F. STEPHEN WARD
---------------------
F. Stephen Ward
Executive Vice President & Chief Financial Officer
October 25, 2017

Exhibit Index
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Exhibit Number Description of Exhibit

10.1 Director Split Dollar Insurance Plan and Specimen Agreement dated January 1, 2016.

10.2 Executive Split Dollar Insurance Plan and Specimen Agreement dated January 1, 2016.